COLUMBIA FUNDS SERIES TRUST

Supplement dated September 30, 2009 to the Prospectuses and Statements of Additional

Information of the following Funds

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Government Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

Columbia Government Plus Reserves

Columbia Connecticut Municipal Reserves

Columbia Massachusetts Municipal Reserves

Supplement to the Prospectuses dated January 1, 2009 and Statement of Additional Information dated January 1, 2009, as revised September 9, 2009

Columbia Daily Cash Reserves

Supplement to the Prospectus and Statement of Additional Information dated August 1, 2009

(Together the “Money Market Funds”)

On September 29, 2009, Bank of America Corporation, the indirect parent company of Columbia Management Advisors, LLC, entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction does not include a sale of the part of the asset management business that advises the Money Market Funds.

Shareholders should retain this Supplement for future reference.